UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 8, 2015 (December 7, 2015)
Commission File Number: 001-36261

CHC GROUP LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	98-0587405
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
190 Elgin Avenue
George Town, KY1-9005
Cayman Islands
(Address of principal executive offices, including zip code)
(604) 276-7500
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

On December 8, 2015, CHC Group Ltd. (“CHC”) issued a press release announcing its financial results for the second quarter of fiscal year 2016, which ended October 31, 2015. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 9, 2015, CHC will conduct a properly noticed conference call to discuss its results of operations for the second quarter and to answer questions raised by the call’s participants. The conference call will be held at 8 a.m. Eastern Time and can be accessed via www.chc.ca/presentations. Analysts wishing to participate in the call are invited to dial into and register for the call at (877) 407-0778 (toll free) or (201) 689-8565 (international), using Conference ID 13624870.

Participants are encouraged to dial in 15 minutes before the start of the conference call to secure a line. To view a webcast of the slides, please visit the Investor Relations section of CHC’s website at www.chc.ca/presentations. An archived replay of the conference call will be available at the Investor Relations section of CHC’s website at www.chc.ca/presentations. A copy of the slide presentation to be used on the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On December 7, 2015, CHC held an extraordinary general meeting of its shareholders (the “Extraordinary Meeting”) where shareholders voted on a proposal to authorize the board of directors of CHC (the “Board”) to effect a reverse share split by way of consolidation of all of CHC’s ordinary shares, if and when the Board resolves to do so prior to October 1, 2016, at a ratio to be determined by the Board to be sufficient to cause the trading price of CHC’s ordinary shares to be between $10.50 and $14.50 based on the then trading value (the “Reverse Share Split Proposal”). For more details regarding the proposal, see CHC’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (“SEC”) on October 26, 2015 (the “Proxy Statement”).

The Reverse Share Split Proposal was approved by CHC’s shareholders, based on the presence in person or by proxy of holders of 149,791,461 of the 162,805,643 shares entitled to vote, as follows:

For	Against	Abstain
149,145,576	574,993	70,892

As previously disclosed in a Current Report on Form 8-K filed by CHC with the SEC on December 1, 2015 (the “Report”), now that shareholder approval has been received, the Company plans to effect, subject to final approval by the Board on December 10, 2015, a reverse share split whereby each 30 ordinary shares (issued and unissued) of a nominal or par value of $0.0001 would be converted to 1 ordinary share of a nominal or par value of $0.003. The reverse share split is scheduled to become effective as of the open of trading on the New York Stock Exchange on December 11, 2015, subject to final Board approval. For more information regarding the reverse share split, please refer to the Proxy Statement, the Report or the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01.    Regulation FD Disclosure.

The information in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

This information, and the information provided under Item 2.02 and Item 7.01, shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

Cautionary Note on Forward Looking Statements:
This Form 8-K (including Exhibits 99.1 and 99.2) contains forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995, the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended and other applicable securities legislation. All statements, other than statements of historical fact included in this Form 8-K, regarding our strategy, future operations, projections, conclusions, forecasts and other statements are “forward-looking statements”. While these forward-looking statements represent our best current judgment, actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking statements. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include: volatility in the oil and gas sector generally, and the potential impact of such volatility on offshore exploration and production, particularly on demand for offshore transportation services, competition in the markets we serve, our ability to secure and maintain long-term support contracts, our ability to maintain standards of acceptable safety performance, exchange rate fluctuations, political, economic, and regulatory uncertainty, problems with our non-wholly owned entities, including potential conflicts with the other owners of such entities, exposure to credit risks, our ability to continue funding our working capital requirements, our ability to remain in compliance with the New York Stock Exchange listing standards including standards that are subject to its sole discretion, risks associated with the anticipated implementation of the reverse share split, risks inherent in the operation of helicopters, unanticipated costs or cost increases associated with our business operations, trade industry exposure, inflation, ability to continue maintaining government issued licenses, necessary aircraft or insurance, loss of key personnel, work stoppages due to labor disputes, and future material acquisitions or dispositions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. CHC disclaims any intentions or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Please refer to our annual report on Form 10-K and quarterly reports on Form 10-Q, and our other filings, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available free of charge at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates or forward-looking statements made herein.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press release issued by CHC Group Ltd., dated December 8, 2015
99.2	Investor Presentation by CHC Group Ltd.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2015

/s/ Nicolas Stable
Name: Nicolas Stable
Title: Authorized Signatory

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by CHC Group Ltd., dated December 8, 2015
99.2	Investor Presentation by CHC Group Ltd.

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